SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXHCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 11, 2005

                            ENTERASYS NETWORKS, INC.

             (Exact name of Registrant as Specified in its Charter)

           Delaware                     1-1-228                  04-2797263
(Statute or Other Jurisdiction      (Commission File           (IRS Employer
      of incorporation)                 Number)              Identification No.)


                                50 Minuteman Road
                                Andover, MA 01810

                (Address of Principal Executive Office (Zip Code)

       Registrant's telephone number, including area code: (978) 684-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 22.425

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240-14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange At (17 CRF 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CRF 240.13e-4 (c))

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ITEM 1.01 ENTRY INTO MATERIAL DEFEINATIVE AGREEEMTN

On November 14, 2005, Enterasys Networks, Inc. ("the Company") issued a press release reporting that its Board of Directors has approved an Agreement and Plan of Merger, which provides for the Company to be acquired by investment group led by the private investment firms The Gores Group, LLC and Tennebaum Capital Partners, LLC for $386 million. A copy of the press release is being furnished as Exhibit 99.1 to this Report.

The information being furnished under this item 1.01 shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchanged Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities and Exchanged Act of 1934, except as shall be expressly set forth by specified reference.


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                                  EXHIBIT INDEX


EXHIBIT 99.1 PRESS RELEASE, DATED NOVEMBER 14, 2005

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  November 14, 2005              ENTERASYS NETWORKS, INC.

                                      By: /s/ Richard S. Haak, Jr.
                                          ------------------------
                                          Richard S. Haak, Jr.
                                          Chief Financial Officer